UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





        Date of Report (Date of earliest event reported): August 4, 2003





                                   Valero L.P.
             (Exact name of registrant as specified in its charter)





          Delaware                       1-16417                 74-2956831
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)



                One Valero Place                                    78212
               San Antonio, Texas                                (Zip Code)
    (Address of principal executive offices)




                                 (210) 370-2000
              (Registrant's telephone number, including area code)

Item 7.       Financial Statements and Exhibits.

       (c)    Exhibit

              Exhibit No.  Description of Exhibit
              -----------  ----------------------

              99.1 News Release dated August 4, 2003, with respect to Valero L.P.'s public offering of 1,000,000 common units.

Item 9.    Regulation FD Disclosure.

Valero L.P. today announced that it plans to offer and sell 1,000,000 common units in an underwritten public offering. The full text of the news release is set forth in Exhibit 99.1 hereto and incorporated by reference herein. The exhibit is not filed but is furnished pursuant to Regulation FD.






                                                              Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Valero L.P.

                                         By:    Riverwalk Logistics, L.P.
                                                its general partner

                                                By:  Valero GP, LLC
                                                     its general partner


Dated:   August 4, 2003                              By:   ________________
                                                     Name: Bradley C. Barron
                                                     Title: Corporate Secretary

                                                                    EXHIBIT 99.1


              VALERO L.P. ANNOUNCES PUBLIC OFFERING OF COMMON UNITS

SAN ANTONIO, Texas, August 4, 2003 - Valero L.P. (NYSE: VLI) today announced it plans to sell approximately 1,000,000 common units pursuant to an effective shelf registration statement previously filed with the Securities and Exchange Commission. The underwriter has the option to purchase up to an additional 150,000 common units from Valero L.P. to cover over-allotments, if any. The partnership currently intends to use the net proceeds for working capital and general partnership purposes, including future acquisitions and expansion capital projects.

Lehman Brothers will serve as the sole underwriter for the offering.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities. The offering is being made solely by means of a prospectus dated June 17, 2002 and the accompanying preliminary prospectus supplement dated August 4, 2003. There shall not be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

When available, copies of the preliminary prospectus relating to the offering may be obtained from the offices of Lehman Brothers Inc., Equity Capital Markets, 745 7th Avenue, 3rd Floor, New York, NY 10019.

About Valero L.P.
Valero L.P. owns and operates crude oil and refined product pipelines, refined product terminals and refinery feedstock storage assets primarily in Texas, New Mexico, Colorado, Oklahoma and California. The partnership transports refined products from Valero Energy's refineries to established and growing markets in the Mid-Continent, Southwest and the Texas-Mexico border region of the United States. In addition, its pipelines and storage facilities primarily supply seven of Valero Energy's key refineries with crude oil and other feedstocks as well as provide access to domestic and foreign crude oil sources.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995 regarding future events and the future financial performance of Valero L.P. All forward-looking statements are based on the partnership's beliefs as well as assumptions made by and information currently available to the partnership. These statements reflect the partnership's current views with respect to future events and are subject to various risks, uncertainties and assumptions. These risks, uncertainties and assumptions are discussed in Valero L.P.'s 2002 annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission.

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